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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  August 3, 1998

                              TOKHEIM CORPORATION
                     -------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Indiana                        1-6018             35-0712500
          -------                        ------             ----------
(State or other jurisdiction of        (Commission        (IRS Employer
 incorporation or organization)        File Number)   Identification Number)



10501 Corporate Drive, Fort Wayne, IN                           46845
-----------------------------------------------------           -----
       (Address of principal executive office)                (Zip Code)


                                (219)-470-4600
             -----------------------------------------------------
             (Registrant's telephone number, including area code)


                                      N/A
              ---------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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  Pursuant to the Master Agreement for Purchase and Sale of Shares, Assets and
Liabilities (the "Purchase Agreement"), dated as of June 19, 1998, between Tokheim Corporation ("Tokheim") and Schlumberger, Limited ("Schlumberger") Tokheim will acquire (the "Acquisition") the fuel dispenser, systems and service business (the "RPS Division") of Schlumberger, net of cash and debt, for a price equal to $335.0 million, subject to certain adjustments, including an adjustment for the difference in Net Equity (as defined in the Purchase Agreement) between the December 31, 1997 balance sheet (as adjusted) and the balance sheet dated as of the closing date of the Acquisition (as adjusted, the "Closing Balance Sheet"). Pursuant to a letter agreement, Schlumberger will take $4.5 million of accruals related to restructuring arrangements or other aspects of the transactions contemplated by the Purchase Agreement on the Closing Balance Sheet, effectively decreasing the purchase price to be paid at closing by Tokheim by $4.5 million.

  The purchase price for the Acquisition is payable in cash, but, Tokheim may, at its option, pay up to $5.0 million of the purchase price with a warrant to acquire Tokheim common stock. An additional $10.0 million of the purchase price may, at Tokheim's option, be paid with Junior Subordinated Seller PIK Notes, which will bear interest at a rate of 12% and will be subordinate to all current and future bank borrowings, and to certain public and privately-placed debt.

  Pursuant to a letter agreement, Schlumberger has agreed to retain its manufacturing facility in Abbeville, France and all liabilities associated with it, including any costs related to closing the facility. A letter agreement also provides that, on the closing date for the Acquisition, Schlumberger and Tokheim will enter into a technical services agreement, pursuant to which Schlumberger will pay Tokheim a minimum fee of $850,000 a year (regardless of use) for a period of five years.

  The Purchase Agreement contains other provisions customary for transactions of this type, including representations and warranties with respect to the conditions and operations of the RPS Division, covenants with respect to the conduct of the RPS Division's operations prior to the consummation of the Acquisition and various closing conditions, including the receipt or waiver of all other necessary consents and approvals and the continued accuracy of representations and warranties contained in the Purchase Agreement.

  The closing of the Acquisition is anticipated to occur on August 31, 1998. Unless otherwise indicated herein, the "Company" refers to Tokheim and its subsidiaries following the Acquisition, including the RPS Division.

  Simultaneously with the consummation of the Acquisition, Tokheim will enter into a new credit agreement with certain banks that will replace its existing credit agreement. Tokheim also plans to offer (the "Offering") Senior Subordinated Notes pursuant to Rule 144A under the Securities Act of 1933, as amended. Tokheim intends to use the proceeds of the Offering, together with borrowings under the new credit agreement, to finance the Acquisition, to refinance substantially all of its existing indebtedness and to pay related fees and expenses. As part of its refinancing effort, Tokehim has commenced a tender offer and consent solicitation to repurchase its 11 1/2% Senior Subordinated Notes, of which $55.0 million in aggregate principal amount are outstanding. The foregoing transactions are, together, the "Transactions."

 The new credit agreement provides for aggregate maximum borrowings by the Company of up to $233.2 million principal amount at variable interest rates. On a pro forma basis at May 31, 1998, the Company expects to borrow approximately $183.5 million under the new credit agreement for the purposes set forth above and to pay approximately $18.0 million of fees associated with the Acquisition and the financing of the Acquisition.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

  CERTAIN STATEMENTS CONTAINED IN THIS FORM 8-K, INCLUDING, WITHOUT LIMITATION, STATEMENTS CONTAINING THE WORDS "BELIEVES," "ANTICIPATES," "EXPECTS" AND WORDS OF SIMILAR IMPORT, CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY, OR INDUSTRY RESULTS, TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS, THE FOLLOWING: INCREASES IN INTEREST RATES OR THE COMPANY'S COST OF BORROWING OR A DEFAULT UNDER ANY MATERIAL DEBT AGREEMENT; INABILITY OF THE COMPANY TO SUCCESSFULLY MAKE AND INTEGRATE ACQUISITIONS; INABILITY TO ACHIEVE ANTICIPATED COST SAVINGS OR REVENUE GROWTH; DEPENDENCE ON THE RETAIL PETROLEUM INDUSTRY; INABILITY TO FORECAST OR ACHIEVE FUTURE SALES LEVELS OR OTHER OPERATING RESULTS; FLUCTUATIONS IN EXCHANGE RATES AMONG VARIOUS FOREIGN CURRENCIES, PRINCIPALLY AMONG DOLLARS, FRENCH FRANC ("FFR") AND THE BRITISH POUND; COSTS IN ADJUSTING TO A NEW COMMON EUROPEAN CURRENCY; COMPETITION; INABILITY TO PROTECT PROPRIETARY TECHNOLOGY OR TO INTEGRATE NEW TECHNOLOGIES QUICKLY INTO NEW PRODUCTS; CHANGES IN BUSINESS STRATEGY OR DEVELOPMENT PLANS; BUSINESS DISRUPTIONS; CHANGES IN GENERAL ECONOMIC CONDITIONS OR WITH ECONOMIC CONDITIONS OF PARTICULAR MARKETS IN WHICH THE COMPANY COMPETES; UNAVAILABILITY OF FUNDS FOR CAPITAL EXPENDITURES OR RESEARCH AND DEVELOPMENT; CHANGES IN CUSTOMER SPENDING LEVELS AND DEMAND FOR NEW PRODUCTS; CHANGES IN GOVERNMENTAL, ENVIRONMENTAL OR OTHER REGULATIONS, ESPECIALLY AS THEY MAY AFFECT THE CAPITAL EXPENDITURES OF THE COMPANY'S CUSTOMERS; FAILURE OF THE COMPANY TO COMPLY WITH GOVERNMENTAL REGULATIONS; LOSS OF KEY MEMBERS OF MANAGEMENT; ADVERSE PUBLICITY; CONTINGENT LIABILITIES AND OTHER CLAIMS ASSERTED AGAINST THE COMPANY; LOSS OF SIGNIFICANT CUSTOMERS OR SUPPLIERS; "YEAR 2000" PROBLEMS WITH COMPUTER SYSTEMS OR SOFTWARE OF THE COMPANY OR ITS CUSTOMERS, SUPPLIERS OR RESELLERS; AND OTHER FACTORS. GIVEN THESE UNCERTAINTIES, INDIVIDUALS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE ANY SUCH FACTORS OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO ANY OF THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of the Business Acquired.

               - RPS Division audited combined statements of income for the years ended December 31, 1997, 1996 and 1995.

               - RPS Division audited combined statements of cash flows for the years ended December 31, 1997, 1996 and 1995.

               - RPS Division audited combined balance sheets as of December 31, 1997 and 1996.

               - RPS Division audited combined statements of equity for the years ended December 31, 1997, 1996 and 1995.

               - RPS Division notes to the audited combined financial statements for the years ended December 31, 1997, 1996 and 1995.

          (b)  Pro Forma Financial Information

               - Unaudited pro forma Company combined consolidated condensed statement of earnings for the year ended November 30, 1997.

               - Unaudited pro forma Company combined consolidated condensed balance sheet as of November 30, 1997.

               - Notes to unaudited pro forma Company consolidated condensed financial statements.

               - Unaudited pro forma Tokheim Corporation consolidated condensed statement of earnings for the year ended November 30, 1997.

               - Unaudited pro forma Tokheim Corporation consolidated condensed balance sheet as of November 30, 1997.

               - Notes to unaudited pro forma Tokheim Corporation consolidated condensed financial statements.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



                                           TOKHEIM CORPORATION



Date:  August 3, 1998           By: /s/ Douglas K. Pinner
                                    --------------------------
                                         Douglas K. Pinner
                                         Chairman of the Board,
                                         President and Chief Executive Officer
                                         and Director


Date:  August 3, 1998           By: /s/ John A. Negovetich
                                    --------------------------
                                         John A. Negovetich
                                         Executive Vice President,
                                         Finance and Administration




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EXHIBITS

          (a)  Financial Statements of the Business Acquired.

               - RPS Division audited combined statements of income for the years ended December 31, 1997, 1996 and 1995.

               - RPS Division audited combined statements of cash flows for the years ended December 31, 1997, 1996 and 1995.

               - RPS Division audited combined balance sheets as of December 31, 1997 and 1996.

               - RPS Division audited combined statements of equity for the years ended December 31, 1997, 1996 and 1995.

               - RPS Division notes to the audited combined financial statements for the years ended December 31, 1997, 1996 and 1995.

          (b)  Pro Forma Financial Information

               - Unaudited pro forma Company combined consolidated condensed statement of earnings for the year ended November 30, 1997.

               - Unaudited pro forma Company combined consolidated condensed balance sheet as of November 30, 1997.

               - Notes to unaudited pro forma Company consolidated condensed financial statements.

               - Unaudited pro forma Tokheim Corporation consolidated condensed statement of earnings for the year ended November 30, 1997.

               - Unaudited pro forma Tokheim Corporation consolidated condensed balance sheet as of November 30, 1997.

               - Notes to unaudited pro forma Tokheim Corporation consolidated condensed financial statements.

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     Following are the combined financial statements of the RPS Division.
Subsequent to the date on which the Purchase Agreement was signed and the combined financial statements were prepared, Tokheim and Schlumberger agreed that Schlumberger would retain its manufacturing facility in Abbeville, France. This change is not reflected in these combined financial statements, but is reflected in the pro forma financial statements included elsewhere in this Form 8-K. See "Unaudited Pro Forma Company Combined Consolidated Condensed Financial Statements."

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